DUNHAM FUNDS

Dunham International Stock Fund

Class A (DAINX)

Class C (DCINX)

Class N (DNINX)

Supplement dated July 28, 2016 to the Statutory Prospectus (the “Prospectus”) and the Summary Prospectus both dated February 26, 2016.  This Supplement updates and supersedes any contrary information contained in the Prospectus and Summary Prospectus.

The purpose of this supplement is to describe important changes to the Dunham International Stock Fund (the “Fund”).

Changes to the Fund’s Principal Investment Strategies

Effective immediately, the following replaces Principal Investment Strategies on pages 44-45 of the Fund’s Prospectus and page 2 of the Fund’s Summary Prospectus:

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing in equities (common and preferred stock and depositary receipts for common and preferred stock) of international corporations traded on stock exchanges around the world, including those in emerging markets, alternative trading venues or in the over-the-counter market. The Fund may conduct foreign currency exchange transactions on a spot (cash) basis at the spot rate prevailing in the foreign exchange market for the purposes of trade settlement, repatriation of cash and other cash management activities. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in stock of non-U.S. companies in at least three foreign countries, which may include companies located or operating in established or emerging market countries. The Fund defines a non-U.S. company as one that is domiciled, has its principal place of business, derives at least 50% of its revenue or profits, or has at least 50% of its assets outside the U.S. The primary regions of investment are Western Europe, the United Kingdom, Japan, Canada, Australia and Asia. The Sub-Adviser generally constructs its portfolios by using proprietary econometric models and a proprietary optimization process that balances the trade-off between a stock’s expected return, its contribution to portfolio level risk, portfolio specific restrictions, and its opportunity costs relative to trading costs. Buys and sells occur when opportunities arise that improve the portfolio’s risk adjusted benchmark relative expected returns, net of amortized transaction costs. The Fund’s Sub-Adviser may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objectives.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information dated February 26, 2016, as amended, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).